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                                                                    Exhibit 23.3


                   Consent of Independent Public Accountants


The Board of Directors
Elcom International, Inc.:

We consent to the use of our reports dated February 9, 2000 included in Elcom International, Inc.'s December 31, 1999 Annual Report on Form 10-K which is incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                                  KPMG LLP


Boston, Massachusetts
April 10, 2000